UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 13, 2009
DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
6903 Rockledge Drive, Suite 800
Bethesda, MD 20817
(Address of Principal Executive Offices) (Zip Code)
(240) 744-1150
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
On April 13, 2009, we entered into a purchase agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in Schedule A thereto, in connection with the offer and sale by us of 15,500,000 shares of our common stock, par value $0.01 per share, at a public offering price of $4.85 per share. Pursuant to the purchase agreement, we granted the underwriters an option to purchase up to 2,325,000 additional common shares to cover overallotments. On April 14, 2009, the underwriters exercised their option to purchase an additional 2,325,000 shares. We expect to receive net proceeds from this offering of approximately $82.1 million (including the proceeds resulting from the exercise of the overallotment option) after deducting underwriting discounts and commissions and estimated transaction expenses payable by us of approximately $3.9 million. The shares are being offered and sold under a prospectus supplement and related prospectus filed with the U.S. Securities and Exchange Commission pursuant to our shelf registration statement on Form S-3 (File No. 333-157753). The offering is scheduled to close on April 17, 2009, subject to specified closing conditions. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In connection with the filing of the underwriting agreement, we are filing as Exhibit 5.1 and Exhibit 8.1 hereto opinion of our counsel, Goodwin Procter LLP.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
1.1	Purchase Agreement, dated April 13, 2009, by and among DiamondRock Hospitality Company, DiamondRock Hospitality Limited Partnership, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wachovia Capital Markets, LLC.

5.1	Opinion of Goodwin Procter LLP with respect to the legality of the shares

8.1	Opinion of Goodwin Procter LLP with respect to certain tax matters

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1 and Exhibit 8.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY
Date: April 15, 2009	By:	/s/ Michael D. Schecter
Michael D. Schecter
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated April 13, 2009, by and among DiamondRock Hospitality Company, DiamondRock Hospitality Limited Partnership, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wachovia Capital Markets, LLC.

5.1	Opinion of Goodwin Procter LLP with respect to the legality of the shares

8.1	Opinion of Goodwin Procter LLP with respect to certain tax matters

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1 and Exhibit 8.1)